UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008 (October 24, 2008)

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 4300 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 458-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Supplemental Indenture

As announced in the Current Report on Form 8-K dated October 9, 2008 of Transmeridian Exploration Incorporated (the “Company”), on October 8, 2008, the Company received the requisite written consents from noteholders to amend the indenture governing the $290 million aggregate principal amount of outstanding Senior Secured Notes due 2010 (the “Existing Notes”) of Transmeridian Exploration Inc. (“TMEI-BV”) and related security documents. Therefore, (1) the Company, as guarantor, together with its direct and indirect wholly-owned subsidiaries TMEI-BV, as issuer, and Transmeridian (Kazakhstan) Incorporated (“Transmeridian Kazakhstan”), Bramex Management, Inc. (“Bramex”), TMEI Operating, Inc. (“TMEI Operating”) and JSC Caspi Neft TME (“Caspi Neft”), each as a subsidiary guarantor, entered into a Third Supplemental Indenture, dated as of October 24, 2008 (the “Supplemental Indenture”), with The Bank of New York Mellon, as trustee, to the Indenture, dated as of December 12, 2005, as supplemented by the First Supplemental Indenture, dated as of December 22, 2005, and as supplemented by the Second Supplemental Indenture, dated as of May 24, 2006 (the “Existing Indenture”), by and among the Company, TMEI-BV, the subsidiary guarantors party thereto and The Bank of New York Mellon, as trustee, governing the Existing Notes, and (2) the Company, TMEI-BV, Transmeridian Kazakhstan, Bramex and The Bank of New York Mellon, as collateral agent, entered into related security documents, which amend and restate the existing Security Documents (as defined in the Existing Indenture) (the “Security Documents”). In addition, Bramex, Transmeridian Kazakhstan, Caspi Neft, TMEI Operating and The Bank of New York Mellon, as collateral agent, entered into a related pledge agreement to secure certain intercompany indebtedness owed to each of Bramex, Transmeridian Kazakhstan, Caspi Neft and TMEI Operating, if any, to the extent provided therein, and as described below (the “Pledge Agreement”).

The amendments effected by the Supplemental Indenture and the Security Documents will not become operative (or, in the case of the Pledge Agreement, effective) until the Existing Notes are accepted for payment and exchange in the Company’s and TMEI-BV’s offer to exchange (the “Exchange Offer”) TMEI-BV’s Senior Secured Notes due 2010 (the “New Notes”) and cash for the Existing Notes, which is expected to occur immediately prior to the closing of the transactions contemplated by the Investment Agreement, dated as of June 11, 2008, as amended and restated September 22, 2008 effective June 11, 2008 (the “Investment Agreement”), between United Energy Group Limited (“UEGL”) and the Company (collectively, the “Swap”).

Because of the execution of the Supplemental Indenture and the Security Documents, the rights of holders of the Existing Notes to withdraw their previously tendered Existing Notes and to revoke their previously delivered consents from the Exchange Offer have terminated, except as described in the limited circumstances set forth in the Offering Memorandum and Consent Solicitation Statement of the Company and TMEI-BV, dated July 23, 2008, as supplemented by the supplement thereto, dated September 23, 2008 (the “Offering Memorandum”). Once the amendments become operative, each holder of the Existing Notes will be bound thereby, whether or not such holder delivered a consent.

If the amendments effected by the Supplemental Indenture become operative, they would modify:

•	the covenant limiting the incurrence of indebtedness and the definition of permitted liens so that the New Notes may be issued and secured equally and ratably with the Existing Notes;

•	the definition of permitted indebtedness to allow the Company to incur indebtedness in connection with the transactions contemplated by the Investment Agreement;

•

the covenant limiting restricted payments and the covenant limiting affiliate transactions so that these covenants will not prohibit the consummation of the Swap, including the redemption of any remaining shares of the Company’s preferred stock that remain outstanding following the closing of the Swap;

•

the covenant limiting affiliate transactions to allow the Company and UEGL to share equipment, personnel and systems and to enter into transactions relating to the acquisition and disposition of hydrocarbons, subject to certain limitations; and

•

the definition of cash equivalents to provide the Company with additional flexibility to invest cash balances in the United States, the European Economic Area, Hong Kong and the People’s Republic of China and to make deposits with certain banks organized under the laws of the People’s Republic of China.

In addition, if the amendments to the Supplemental Indenture and the Security Documents become operative and the Pledge Agreement becomes effective, (1) each obligor under the Existing Indenture will subordinate any obligations owed to it by any other obligor under the Existing Indenture to such obligor’s obligations under the Existing Indenture, (2) the collateral securing the Existing Notes will be expanded to include intercompany indebtedness to the same extent as such intercompany indebtedness secures the New Notes (as described below), and (3) the collateral securing the Existing Notes will secure the obligations of TMEI-BV, the Company and the subsidiary guarantors under the New Notes and the obligations of TMEI-BV, the Company and the subsidiary guarantors under the Existing Notes on an equal and ratable basis.

The Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The Security Documents are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.5 and 10.6 and are incorporated herein by reference. The Pledge Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference. The descriptions of the Supplemental Indenture, the Security Documents and the Pledge Agreement above do not purport to be complete and are qualified in their entirety by reference to the Supplemental Indenture, the Security Documents and the Pledge Agreement.

New Indenture

Concurrently with the execution of the Supplemental Indenture and the Security Documents, TMEI-BV, as issuer, the Company, TMEI Operating, Transmeridian Kazakhstan, Bramex and Caspi Neft, as guarantors, and The Bank of New York Mellon, as trustee, entered into an Indenture, dated as of October 24, 2008 (the “New Indenture”), with respect to the New Notes.

The New Notes will be issued (together with a cash payment) in exchange for the Existing Notes upon the consummation of the Exchange Offer and related consent solicitation.

Pursuant to the terms of the Exchange Offer, the Company and TMEI-BV are offering to exchange $200 in cash and $800 in principal amount of New Notes for each $1,000 principal amount of Existing Notes. In the event that greater than $222,157,000 principal amount of Existing Notes are validly tendered, not validly withdrawn and accepted for exchange in the Exchange Offer (such principal amount being equal to 90% of the aggregate principal amount of Existing Notes outstanding, exclusive of the $43,159,000 principal amount of Existing Notes held by UEGL) (the “Requisite Tender Amount”), the Company and TMEI-BV will increase the cash amount paid and reduce the principal amount of New Notes issued, for each $1,000 principal amount of Existing Notes. In such case, the aggregate cash amount payable will be equal to $44,431,400, plus an amount equal to 101% of the principal amount of Existing Notes validly tendered and not withdrawn in excess of $222,157,000, and this amount of cash will be allocated ratably to all holders of Existing Notes accepted for exchange; and the aggregate principal amount of New Notes issuable will be $177,726,000, regardless of the principal amount of Existing Notes tendered, and this principal amount of New Notes will be allocated ratably to all holders of Existing Notes accepted for exchange. As of October 24, 2008, holders of the Existing Notes have tendered a principal amount of Existing Notes in excess of the Requisite Tender Amount.

The New Notes, which will mature on December 15, 2010, will bear interest at the rate of 12% per annum. Interest on the New Notes will be payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning on December 15, 2008 (assuming the New Notes are issued on or before December 1, 2008), and at maturity.

The New Notes will be guaranteed by the Company, TMEI Operating, Transmeridian Kazakhstan, Bramex and Caspi Neft. In turn, pursuant to the Security Documents and the Pledge Agreement, (1) TMEI-BV’s obligations under the New Notes will be secured by a pledge of all of the capital stock held by it of Caspi Neft, Bramex and Transmeridian Kazakhstan, each a direct wholly-owned subsidiary of TMEI-BV (other than Caspi Neft, which is 50%-owned by Bramex), and by all existing and future intercompany indebtedness represented by loans from TMEI-BV, as obligee, to a restricted subsidiary under the New Indenture or to the Company; (2) the obligations of the Company will be secured by a pledge of all of the capital stock held by it of TMEI-BV and TMEI Operating, each a direct wholly-owned subsidiary of the Company, and of all existing and future intercompany indebtedness represented by loans from the Company, as obligee, to a restricted subsidiary under the New Indenture and (3) the obligations of each subsidiary guarantor will be secured by a pledge of all existing and future intercompany indebtedness represented by loans from such subsidiary guarantor, as obligee, to each of TMEI-BV and its restricted subsidiaries under the New Indenture (and, in the case of Bramex, by a pledge of all of the capital stock of Caspi Neft held by it).

The collateral securing the New Notes will also secure the obligations of TMEI-BV, the Company and the subsidiary guarantors under the Existing Notes on an equal and ratable basis.

The New Notes will rank equal in right of payment to the Existing Notes and all future general unsubordinated obligations of TMEI-BV and will be effectively senior to all unsecured indebtedness of TMEI-BV, to the extent of the value of the collateral securing the New Notes (although such collateral will continue to secure the Existing Notes on an equal and ratable basis), and will be senior in right of payment to any existing or future indebtedness of TMEI-BV subordinated in right of payment to the New Notes.

The guarantees of the New Notes will be equal in right of payment to all existing and future general unsubordinated obligations of each guarantor and will be senior in right of payment to any existing or future indebtedness of each guarantor subordinated in right of payment to the guarantees. Additionally, the guarantees will be effectively senior to all unsecured indebtedness of each guarantor to the extent of the value of the collateral securing such guarantor’s guarantee (although such collateral will continue to secure the Existing Notes on an equal and ratable basis).

Each obligor under the New Indenture has agreed to subordinate any obligations owed to it by any other obligor under the New Indenture to such obligor’s obligations under the New Indenture.

Prior to December 15, 2008, TMEI-BV may redeem, on one or more occasions, with the net cash proceeds of equity offerings or the proceeds of asset sales permitted under the New Indenture, up to 35% of the New Notes originally issued at a redemption price of 112% of the principal amount of the New Notes redeemed, plus accrued and unpaid interest to the redemption date. On or after December 15, 2008, TMEI-BV may redeem all or a part of the New Notes at a redemption price of (1) 106% of the principal amount of the New Notes redeemed if the redemption occurs prior to December 15, 2009, (2) 103% of the principal amount of the New Notes redeemed if the redemption occurs on or after December 15, 2009 but prior to June 15, 2010 or (3) 100% of the principal amount of the New Notes redeemed if the redemption occurs on or after June 15, 2010, plus, in each case, accrued and unpaid interest to the redemption date.

Within 30 days after the receipt by the Company or one of its subsidiaries (including TMEI-BV) of proceeds from a permitted asset sale, the Company or its subsidiary, as the case may be, may use such proceeds to effect a redemption of New Notes as described above; any such proceeds that are not so applied will be deemed to be “excess proceeds” under the New Indenture. If at any time the aggregate amount of “excess proceeds” exceeds $2.0 million (net of the amount applied to the repurchase of Existing Notes pursuant to a comparable repurchase offer made pursuant to the Existing Indenture), the Company and TMEI-BV will be required to make an offer to all holders of the New Notes to purchase, on a pro rata basis, the maximum principal amount of the New Notes that may be purchased with the excess proceeds at an offer price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest, to the repurchase date.

Upon a Change of Control/MAC (as defined in the New Indenture), each holder of New Notes may require TMEI-BV, to the extent that such holder has not exercised its optional redemption rights described above, to repurchase some or all of the New Notes held by such holder at a repurchase price equal to 101% of the aggregate principal amount of the New Notes plus accrued and unpaid interest to the date of purchase. However, none of the transactions contemplated by the Investment Agreement will be deemed to be a Change of Control/MAC for the purposes of the New Indenture.

To the extent that less than all of the Existing Notes remaining outstanding after the Swap are repurchased in the Change of Control/MAC Offer (as defined in the Existing Indenture) that will be required to be made by TMEI-BV following the Swap, TMEI-BV will apply an amount of cash equal to (1) the aggregate Change of Control/MAC Payment (as defined in the Existing Indenture) that would have been necessary to repurchase all outstanding Existing Notes in such Change of Control/MAC Offer, minus (2) the actual aggregate Change of Control/MAC Payment made in respect of such Change of Control/MAC Offer, to redeem the outstanding New Notes, on a pro rata basis, at a redemption price equal to 100% of the New Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date. TMEI-BV will be required to redeem the New Notes as described above only if the aggregate redemption price is equal to or greater than $2.0 million.

If an Event of Default (as defined in the New Indenture) occurs and is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the outstanding New Notes may declare the New Notes immediately due and payable at their principal amount, together with accrued and unpaid interest.

The covenants and restrictions in the New Indenture are substantially similar to those set forth in the Existing Indenture, as supplemented by the Supplemental Indenture described above.

The New Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The description of the New Indenture above does not purport to be complete and is qualified in its entirety by reference to the New Indenture.

**************

The Exchange Offer and related consent solicitation are being made solely by the Offering Memorandum, which sets forth the complete terms of the Exchange Offer and related consent solicitation. The Exchange Offer and related consent solicitation are being made, and copies of the Offering Memorandum will be provided, only to holders of the Existing Notes that have certified in an eligibility letter or by other means certain matters to the Company, including their status as “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act of 1933, as amended, institutional “Accredited Investors,” as that term is defined in Regulation D under the Securities Act of 1933, as amended, or persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act of 1933, as amended.

The New Notes offered in exchange for the Existing Notes in the Exchange Offer will not be offered pursuant to an effective registration statement. Therefore, the New Notes may not be offered or sold in the United States absent an exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws. This Current Report on Form 8-K is not an offer to sell the New Notes or an offer to exchange the New Notes for Existing Notes and is not a solicitation of an offer to sell the Existing Notes or to exchange the Existing Notes for New Notes.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created therein. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including but not limited to those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as amended, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008, and the Company’s other filings with the U.S. Securities and Exchange Commission. Although the Company believes the assumptions underlying the forward-looking statements contained herein are reasonable, there can be no assurance that the forward-looking statements included in this Current Report on Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion herein should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The matters set forth in Item 1.01 under “—New Indenture” are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The matters set forth in Item 1.01 are incorporated herein by reference.

Item 8.01	Other Events.

On October 24, 2008, the Company issued a press release announcing (1) the execution of the Supplemental Indenture and related security documents, (2) the execution of the New Indenture and (3) the termination of the rights of holders of the Existing Notes to withdraw their previously tendered Existing Notes and to revoke their consents, except as described in the limited circumstances set forth in the Offering Memorandum. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

Exhibit 4.1	Third Supplemental Indenture, dated as of October 24, 2008, by and among Transmeridian Exploration Inc., Transmeridian Exploration Incorporated, TMEI Operating, Inc., Transmeridian (Kazakhstan) Incorporated, Bramex Management, Inc., JSC Caspi Neft TME and The Bank of New York Mellon, as trustee, to the Indenture, dated as of December 12, 2005, as supplemented by the First Supplemental Indenture, dated as of December 22, 2005, and as supplemented by the Second Supplemental Indenture, dated as of May 24, 2006

Exhibit 4.2	Indenture, dated as of October 24, 2008, by and among Transmeridian Exploration Inc., Transmeridian Exploration Incorporated, TMEI Operating, Inc., Transmeridian (Kazakhstan) Incorporated, Bramex Management, Inc., JSC Caspi Neft TME and The Bank of New York Mellon, as trustee

Exhibit 10.1	Amended and Restated Conditional Share Transfer Agreement, dated as of October 24, 2008, among JSC BTA Securities, as securities agent, and Transmeridian Exploration Inc. and Bramex Management, Inc., as shareholders

Exhibit 10.2	Amended and Restated Share Encumbrance and Pledge Agreement, dated as of October 24, 2008, among JSC BTA Securities, as securities agent, and Transmeridian Exploration Inc. and Bramex Management, Inc., as shareholders

Exhibit 10.3	Amended and Restated Securities Agency Agreement, dated as of October 24, 2008, by and among The Bank of New York Mellon, as trustee and as collateral agent, JSC BTA Securities, as securities agent, Transmeridian Exploration Inc. and Bramex Management, Inc.

Exhibit 10.4	Pledge Agreement, dated as of October 24, 2008, by and among each of the subsidiaries of Transmeridian Exploration Incorporated listed therein and The Bank of New York Mellon, as collateral agent, as trustee under the Existing Indenture and as trustee under the New Indenture

Exhibit 10.5	Amended and Restated Pledge Agreement, dated as of October 24, 2008, by and among Transmeridian Exploration Inc. and The Bank of New York Mellon, as collateral agent, as trustee under the Existing Indenture and as trustee under the New Indenture

Exhibit 10.6	Amended and Restated Pledge Agreement, dated as of October 24, 2008, by and among Transmeridian Exploration Incorporated and The Bank of New York Mellon as collateral agent, as trustee under the Existing Indenture and as trustee under the New Indenture

Exhibit 99.1	Press Release, dated October 24, 2008, announcing the execution of the Supplemental Indenture, the execution of the New Indenture and the termination of withdrawal and revocation rights of holders of the Existing Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: October 30, 2008	By:	/s/ Earl W. McNiel
	Name:	Earl W. McNiel
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 4.1	Third Supplemental Indenture, dated as of October 24, 2008, by and among Transmeridian Exploration Inc., Transmeridian Exploration Incorporated, TMEI Operating, Inc., Transmeridian (Kazakhstan) Incorporated, Bramex Management, Inc., JSC Caspi Neft TME and The Bank of New York Mellon, as trustee, to the Indenture, dated as of December 12, 2005, as supplemented by the First Supplemental Indenture, dated as of December 22, 2005, and as supplemented by the Second Supplemental Indenture, dated as of May 24, 2006

Exhibit 4.2	Indenture, dated as of October 24, 2008, by and among Transmeridian Exploration Inc., Transmeridian Exploration Incorporated, TMEI Operating, Inc., Transmeridian (Kazakhstan) Incorporated, Bramex Management, Inc., JSC Caspi Neft TME and The Bank of New York Mellon, as trustee

Exhibit 10.1	Amended and Restated Conditional Share Transfer Agreement, dated as of October 24, 2008, among JSC BTA Securities, as securities agent, and Transmeridian Exploration Inc. and Bramex Management, Inc., as shareholders

Exhibit 10.2	Amended and Restated Share Encumbrance and Pledge Agreement, dated as of October 24, 2008, among JSC BTA Securities, as securities agent, and Transmeridian Exploration Inc. and Bramex Management, Inc., as shareholders

Exhibit 10.3	Amended and Restated Securities Agency Agreement, dated as of October 24, 2008, by and among The Bank of New York Mellon, as trustee and as collateral agent, JSC BTA Securities, as securities agent, Transmeridian Exploration Inc. and Bramex Management, Inc.

Exhibit 10.4	Pledge Agreement, dated as of October 24, 2008, by and among each of the subsidiaries of Transmeridian Exploration Incorporated listed therein and The Bank of New York Mellon, as collateral agent, as trustee under the Existing Indenture and as trustee under the New Indenture

Exhibit 10.5	Amended and Restated Pledge Agreement, dated as of October 24, 2008, by and among Transmeridian Exploration Inc. and The Bank of New York Mellon, as collateral agent, as trustee under the Existing Indenture and as trustee under the New Indenture

Exhibit 10.6	Amended and Restated Pledge Agreement, dated as of October 24, 2008, by and among Transmeridian Exploration Incorporated and The Bank of New York Mellon as collateral agent, as trustee under the Existing Indenture and as trustee under the New Indenture

Exhibit 99.1	Press Release, dated October 24, 2008, announcing the execution of the Supplemental Indenture, the execution of the New Indenture and the termination of withdrawal and revocation rights of holders of the Existing Notes